UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
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CHARMING SHOPPES, INC.
 (Name of registration as specified in its charter)

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PROXY COMMUNICATION STATEMENT:

Charming Shoppes, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2008 Annual Meeting of Shareholders.  The Company plans to file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Annual Meeting.  Information concerning persons who may be considered participants in the solicitation of the Company’s shareholders under the rules of the SEC is set forth in public filings filed by the Company with the SEC, including its proxy statement relating to its 2007 Annual Meeting of Shareholders, and will be set forth in its proxy statement relating to its 2008 Annual Meeting of Shareholders.  These documents may be (currently or when filed with the SEC) obtained free of charge at the SEC’s website at http://www.sec.gov and the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-sec or MacKenzie Partners at 1-800-322-2885 or via email at proxy@mackenziepartners.com.

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Charming Shoppes, Inc.
Investor Presentation
February 2008

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to effectively implement the Company's plan for consolidation of the Catherines Plus Sizes brand and a new organizational structure, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure of changes in management to achieve improvement in the Company's competitive position, the failure to successfully implement the Company's integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 and other Company filings with the Securities and
Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Sr. Vice President, Finance
Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Sr. Vice President, Finance

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

A Multi-Brand,
Multi-Channel Retailer
Focused On Plus Sizes
With $3 Billion In
Annual Sales

Today’s Presentation
•

Business Specific Issues And Actions
•

Challenging Retail And Economic
Environment
•

Meeting The Retail And Economic
Challenges
•

Summary

•

Analyzing customer database in order to
more efficiently identify target customer
segments
>

Deep dive on customer database to
enhance marketing strategy
•

Grass-roots efforts at store level to
connect with core customers
•

Changes made in executive
merchandising group
>

Upgraded key merchandising positions
>

Streamlined buying process to improve
reaction times
>

Improved inventory turnover in seasonal
merchandise
•

Negative sales trends in each of
our retail brands
•

Decreases in store traffic
>

Core credit customer base still
shopping our stores
>

Non-core customers shopping less
frequently
•

Rapidly changing buying
preferences of our customer
>

Need more compelling merchandise
assortments
>

Need to react more quickly to
changing consumer preferences
>

Customer buying closer to need
>

Customer viewing apparel as more
discretionary
Issues
Actions
Business Specific Issues And Actions

•

New leadership in catalog business
•

Overhaul of all catalogs in
merchandising and presentation
•

Reduced amount of prospecting
•

Higher penetration in e-commerce
>

Identifying new targeted customers
for e-commerce
•

Changes made throughout the year
have resulted in improvement in
catalog sales trends
•

Declining response rates
in our catalog business
>

Occurring in both the core
customer file and in
prospecting
Issues
Actions
Business Specific Issues And Actions

Challenging Retail And
Economic Environment
•

Reduced consumer demand for women’s
moderate apparel
•

Consumers' disposable income levels are
being eroded, resulting in constrained
purchasing behavior

Meeting The Retail And
Economic Challenges
•

Focusing Management Attention on Core Brands
>

Closure of Petite Sophisticate Retail concept
>

Rationalized catalog titles
•

Improving Lane Bryant Merchandising
>

More fashion-basic product offerings
>

Strengthened merchandise team
•

Streamlining Operations
>

Relocation of Catherines from Memphis to Bensalem
>

13% reduction in corporate and field management positions
>

Consolidation of marketing functions
•

Closing 150 Underperforming Stores
>

Primarily at the Fashion Bug brand

Meeting The Retail And
Economic Challenges
•

Decreasing Capital Expenditures For FY 2009
>

30% decrease from fiscal 2008 levels, mainly through a 50%
reduction of planned store openings
•

Reducing Expenses
>

Decreasing corporate and divisional overhead expenses
•

Decreasing Inventory Levels
>

Entering FY 2009 with less seasonal and clearance inventory
•

Repurchasing Shares
>

10.3 million shares repurchased in April 2007
>

Repurchased 24 million shares or 19% of outstanding shares in fiscal 2008
>

New $200 million share repurchase program announced in
November 2007

*Management estimates
Financial Impact* Of
Recent Actions
•

Streamlining Initiatives Are Projected To:
>

Generate positive cash flow
>

Result in approximately $28 million in
annualized savings
>

Reduce capital expenditures by
approximately $43 million in fiscal 2009
>

Result in $10.8 million after-tax
non-recurring charge

Summary
•

Management team taking steps to improve
profitability
•

Focusing on core businesses
>

Closure of Petite Sophisticate Retail concept
•

Streamlining operations
>

Creation of Fashion Retail Group strengthens
management’s focus
•

Improving product offering
•

Managing expenses
•

Generating positive cash flow

Charming Shoppes, Inc.
Investor Presentation
February 2008